UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

FiEE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37649	04-2621506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat A1, 29/F, Block A, TML Tower, 3 Hoi Shing Road, Tsuen Wan, N.T., Hong Kong

(Address of principal executive offices, including zip code)

852-28166813

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MINM	The Nasdaq Capital Market*

*	Currently suspended.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As previously stated on FiEE, Inc.’s (the “Company”) Current Report on Form 8-K dated November 6, 2024, the Company, on October 25, 2024, filed with the Securities and Exchange Commission (the “SEC”) an application for review (“Review Proceeding”), pursuant to 15 U.S.C.S. § 78s(d), the October 24, 2024 decision of The Nasdaq Stock Market (“Nasdaq”) to delist the Company’s securities and to deny the Company the right to a hearing on such delisting, by incorrectly deeming the Company’s appeal abandoned, and then denying the Company the right to appeal Nasdaq’s decision deeming the Company’s right to a hearing as abandoned requests. In conjunction with the submission of this appeal, the Company also submitted to the SEC a motion for an emergency stay of the delisting, pursuant to the SEC’s Rule of Practice 401. On November 1, 2024, the SEC granted the Company an administrative stay of the delisting pending further order of the SEC, to give the SEC an opportunity to consider the Company’s motion for a stay.

On February 25, 2025, the SEC granted the Company’s motion for a stay of the delisting, pending the completion of the Review Proceeding, and found that the Company had shown a sufficient likelihood that it will prevail on its claim that Nasdaq did not follow its own rules when it denied the Company the ability to appeal the hearing abandonment determination to the Nasdaq Listing and Hearing Review Council.

The SEC’s Review Proceeding is ongoing.

This Current Report on Form 8-K (the “8-K”) and other document incorporated by reference into this 8-K contain or may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that,” “may,” “plans,” “seeks,” “projects,” “targets,” and “would” or the negative of such terms or other variations on such terms or comparable terminology. Such forward-looking statements include, but are not limited to, statements about the benefits of the Plan and our expectations related to it that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of the Company and are subject to risks and uncertainties that could cause the actual outcome to differ materially.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIEE, INC.

Date: March 3, 2025	By:	/s/ Li Wai Chung
Li Wai Chung
Chief Executive Officer

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